Amana Funds	Amana Developing World Fund

Investor Shares: AMDWX

Institutional Shares: AMIDX

September 29, 2025

SUMMARY PROSPECTUS

Before you invest, you may want to review Amana Developing World Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.amanafunds.com/ prospectus. You can also get this information at no cost by calling 1-888-732-6262 or by sending an e-mail request to info@amanafunds.com. The Fund’s prospectus and statement of additional information, both dated September 29, 2025, and most recent report to shareowners, dated May 31, 2025, are incorporated by reference into this Summary Prospectus.

Amana Developing World Fund

Investment Objective

Long-term capital growth, consistent with Islamic principles.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Developing World Fund	Investor Shares	Institutional Shares
Management Fees	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.15%	0.18%
Total Annual Fund Operating Expenses	1.20%	0.98%

Example

This Example is intended to help investors compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes an investor invests $10,000 in shares of the Fund for the time periods indicated and then redeems all shares at the end of those periods. The Example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, an investor's expenses would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$122	$381	$660	$1,455
Institutional Shares	$100	$313	$544	$1,206

Portfolio Turnover

The Fund may have transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8.94% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of total net assets in common stocks of companies with significant exposure (50% or more of production assets or revenues) to countries with developing economies and/or markets. Production assets are the property or equipment used by a company. Investment decisions are made in accordance with Islamic principles. Generally, Islamic principles require that investors share in profit and loss, that they receive no usury or interest, and that they do not invest in a business that is prohibited by Islamic principles. To the extent prohibited by Islamic investment principles the Fund does not invest in companies primarily engaged in businesses such as alcohol, tobacco, pork products, pornography, interest-based banks, finance associations and insurers, weapons, and gambling.

The Fund does not make any investments not permitted under Islamic principles, including those that pay interest. Islamic principles discourage speculation. The Fund tends to hold investments for several years. The Fund may invest its uninvested cash in short-term Islamic income-producing investments called murabaha and wakala, as described below.

By allowing investments in companies headquartered in more advanced economies yet having the majority of production assets or revenues in the developing world, the Fund seeks to reduce its foreign investing risk.

The Fund diversifies its investments across the industries, companies, and countries of the developing world, and principally follows a large-cap value investment style. The Fund seeks companies demonstrating both Islamic and sustainable characteristics.

The Fund’s adviser (Saturna Capital Corporation) considers issuers with sustainable characteristics to be those issuers that are more established, consistently profitable, and financially strong, with robust policies in the areas of the environment, social responsibility, and corporate governance (collectively referred to as “Sustainability”).

Except for murabaha and wakala investments, the adviser employs a sustainable rating system based on its own, as well as third-party, data to identify issuers believed to have lower Sustainability risks. The use of third-party data does not include third-party environmental, social, or governance ("ESG") ratings or criteria established by third parties for third-party ratings. The adviser’s proprietary scoring system assesses how well a company performs relative to a blend of its industry, sector, and country peers. In addition to the financial considerations discussed above, the adviser considers sustainability practices such as carbon emissions, water usage, renewable energy, and fair labor and supply chain practices. The Fund’s Sustainability evaluation process considers risks and opportunities holistically, meaning an issuer will not necessarily be excluded from investment due to any one particular factor if the overall analysis results in a favorable evaluation by the adviser. The adviser also uses negative screening to exclude companies primarily engaged in higher Sustainability risk businesses, such as companies in the business of fossil fuel exploration, production, or refining, and, to the extent prohibited by Islamic investment principles, companies primarily engaged in businesses such as alcohol, tobacco, pork products, pornography, interest-based banks, finance associations and insurers, weapons, and gambling.

Amana Developing World Fund

In determining whether a country is part of the developing world, the Fund’s adviser will consider such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capitalization as a percentage of gross domestic product, the overall regulatory environment, and limits on foreign ownership and restrictions on repatriation of initial capital or income.

Through reference to data provided by various globally recognized organizations such as the International Monetary Fund, The World Bank, and the Organization for Economic Cooperation and Development, the adviser maintains a list of countries it considers to have developing economies and/or markets. The list, which changes over time, currently includes:

Argentina, Bahrain, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Ecuador, Greece, Hungary, India, Indonesia, Jordan, Kuwait, Malaysia, Malta, Mexico, Oman, Panama, Peru, Philippines, Poland, Qatar, Saudi Arabia, Slovenia, South Africa, South Korea, Taiwan, Thailand, Turkey, Vietnam, and United Arab Emirates

Because Islamic principles preclude the use of interest-paying instruments, the Fund’s cash positions do not earn interest income. The Fund may invest its cash positions in murabaha and wakala, which are notes and certificates issued for payment by foreign governments, their agencies, and financial institutions in transactions structured to be in accordance with Islamic principles. Murabaha involves a purchase and sale contract, and wakala involves the operation of an account under the Islamic finance principle of wakala (an agency agreement). These investments typically involve the purchase of financial certificates representing investments in tangible assets, project financing, sale and leaseback arrangements, and the distribution of profits (as opposed to the payment of interest) related to the underlying asset or project. Unlike an investment in a bond that represents a promise to pay interest, these investments involve the sharing of profits and losses in the assets or projects financed by the Fund’s investment in the notes and certificates. In addition, the Fund may invest cash positions in time deposits with banks that involve underlying purchase and sale agreements to generate the return on the deposit.

The Fund will seek to gain exposure to murabaha and wakala investments by investing up to 20% of the Fund’s total net assets in a wholly-owned and controlled subsidiary, which is organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary invests in murabaha and wakala investments and may invest in other short-term Islamic income-producing investments. The Fund invests in the Subsidiary in order to gain exposure to murabaha and wakala investments within the limitations of the federal tax law, rules and regulations that apply to “regulated investment companies.”

Principal Risks of Investing

Market risk: The value of the Fund’s shares rises and falls as the market value of the securities in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.

Investment strategy risk: Islamic principles restrict the Fund’s ability to invest in certain market sectors, such as financial companies and conventional fixed-income securities. The adviser believes that Islamic and sustainable investing may mitigate security-specific risks, but the screens used in connection with these strategies reduce the investable universe, which may limit investment opportunities and adversely affect the Fund’s performance. Because Islamic principles preclude the use of interest-paying instruments, cash positions do not earn interest income but, to the extent the Fund invests cash in murabaha or wakala, the Fund will share in the distribution of profits (as opposed to the payment of interest) related to any murabaha or wakala investments.

Equity securities risk: Equity securities may experience significant volatility in response to economic or market conditions or adverse events that affect a particular industry, sector, or company. Larger companies may have slower rates of growth as compared to smaller, faster-growing companies. Smaller companies may have more limited financial resources, products, or services, and tend to be more sensitive to changing economic or market conditions.

Developing world and foreign investing risk: Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries. In developing markets, these risks are magnified by less mature political systems and weaker corporate governance standards than typically found in the developed world.

Murabaha risk: A murabaha transaction involves a purchase and deferred-payment resale of an asset. The asset is typically purchased by an Islamic bank as agent for the Fund. The bank, acting as the Fund's agent, immediately resells the asset to a previously identified third party who agrees to repay the Fund's cost for the asset plus a profit. Murabaha investments are subject to market risk (fluctuating prices and exchange rates), credit risk, and operational risk (errors in processes).

Amana Developing World Fund

Wakala risk: When the Fund invests in wakala, it will be subject to the credit risk of the bank acting as agent, and the risk that the bank will not manage the investment in a profitable manner.

Interest rate risk: The Fund does not invest in interest bearing investments However, since murabaha and wakala are Islamic fixed-income investments, the financial and economic data associated with interest bearing investments similarly affect the yields and returns on murabaha and wakala. Changes in interest rates impact prices of fixed-income and related investments. When interest rates rise, the value of fixed-income investments (paying a lower rate of interest) generally will fall. Investments with shorter terms may have less interest rate risk, but generally have lower returns and, because of the more frequent maturity dates, may involve higher re-investment costs.

Credit risk: Corporate and sovereign issuers of the notes and certificates in which the Fund invests may not be able or willing to make payments when due, which may lead to default or restructuring of the investment. In addition, if the market perceives deterioration in the creditworthiness of an issuer, the value and liquidity of the issuer’s securities may decline.

Subsidiary investment risk: By investing in the Subsidiary, the Fund is subject to the risks associated with the Subsidiary’s investments. Those investments are similar to the investments that are permitted to be held by the Fund and are subject to the same risks that would apply to similar investments if held directly by the Fund. The Subsidiary is organized under the laws of the Cayman Islands and is not registered with the SEC under the Investment Company Act of 1940, as amended. Accordingly, the Fund will not receive all of the protections offered to shareowners of registered investment companies. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as intended, which may negatively affect the Fund and its shareowners.

Tax risk: To qualify as a regulated investment company (“RIC”), the Fund must meet certain requirements concerning the source of its income. The Fund’s investment in the Subsidiary is intended to provide exposure to murabaha and wakala in a manner that is consistent with the “qualifying income” requirement applicable to RICs. Failure to qualify as a RIC could subject the Fund to adverse tax consequences, including a federal income tax on its net income at regular corporate rates, as well as a tax to shareowners on such income when distributed as an ordinary dividend.

The tax treatment of the Fund’s investment in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations, and/or guidance issued by the Internal Revenue Service that could affect the character, timing, and/ or amount of the Fund’s taxable income or any gains or distributions made by the Fund.

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Fund Investor Shares before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund’s past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.saturna.com/resources/ literature.

Best Quarter	Q4 2020	19.46%
Worst Quarter	Q1 2020	-17.50%

The year-to-date return as of the most recent calendar quarter (which ended June 30, 2025) was 2.48%.

Amana Developing World Fund

Average Annual Total Returns

The table below presents the average annual returns for the Fund and provides an indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years and for the life of the Fund compare to those of a broad-based securities market index.

		Periods ended December 31, 2024
	1 Year	5 Years	10 Years	Life of Fund
Developing World Fund Investor Shares (AMDWX)
Return before taxes	6.93%	5.36%	2.84%	2.30%[1]
Return after taxes on distributions	6.68%	5.08%	2.68%	2.18%[1]
Return after taxes on distributions and sale of Fund shares	5.18%	5.07%	2.67%	2.17%[1]
Developing World Fund Institutional Shares (AMIDX) Return before taxes	7.22%	5.58%	3.06%	2.59%[2]
Bloomberg Emerging Markets Large, Mid & Small Index[3] (reflects no deduction for fees, expenses, or taxes)
	7.48%	3.36%	4.93%	4.53%[2]
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)
	8.05%	2.10%	4.04%	3.39%[2]

[1]	Amana Developing World Fund Investor Shares began operations September 28, 2009.

[2]	Amana Developing World Fund Institutional Shares began operations September 25, 2013, and the Life of Fund return for the Bloomberg Emerging Markets Large, Mid & Small and MSCI Emerging Markets Index is shown since this date.

[3]	This index replaced the prior broad-based securities market index (MSCI Emerging Markets Index) to simplify Fund performance benchmarking and to reduce data expenses related to Fund benchmarks.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. After-tax returns illustrated are only for the Fund’s Investor Shares; after-tax returns for Institutional Shares will vary. Actual after-tax returns depend on an investor’s tax situation and likely differ from those illustrated. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates. Return after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

Investment Adviser

Saturna Capital Corporation is the Developing World Fund’s investment adviser.

Portfolio Managers

Since April 2020, Mr. Monem A. Salam MBA, executive vice president and portfolio manager at Saturna Capital Corporation, has been primarily responsible for the day-to-day management of the Fund. From September 2017 until April 2020, and previously from 2009 to 2012, he was a deputy portfolio manager for the Fund. Since April 2020, Mr. Scott F. Klimo CFA®, chief investment officer at Saturna Capital Corporation, has been a deputy portfolio manager for the Fund. From 2014 until April 2020, he was portfolio manager for the Fund. Since April 2020, Mr. Levi Stewart Zurbrugg MBA, CFA®, CPA®, a senior investment analyst and portfolio manager at Saturna Capital Corporation, has been a deputy portfolio manager for the Fund.

Purchase and Sale of Fund Shares

You may open an account and purchase Investor Shares by sending a completed application, a photocopy of a government-issued identity document, and a check for $100 or more payable to the Fund.

Developing World Fund Institutional Shares are available with a minimum investment of $100,000.

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares of their investment on any business day by these methods:

Written request

Write:	Amana Mutual Funds
Box N
Bellingham, WA 98227-0596
Or Fax:	360-734-0755
Or Email:	investorservices@saturna.com

Telephone request

Call:	888-732-6262 or 360-734-9900

Online

Visit:	www.saturna.com/resources/literature

Tax Information

Distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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